UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being provided by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished or filed by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO) does not relate to, and is not furnished or filed by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 1.01    Entry into a Material Definitive Agreement

KCP&L Receivables Facility

KCP&L, Kansas City Power & Light Receivables Company (“Receivables Company”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Agent”) and Victory Receivables Corporation (the “Purchaser”) are parties to a certain Receivables Sale Agreement, dated as of July 1, 2005, as previously amended (as amended, the “RSA”).  Pursuant to the RSA and associated agreements, KCP&L sells all of its retail electric accounts receivable to its wholly-owned subsidiary, Receivables Company, which in turn sells an undivided percentage ownership interest in the accounts receivable to the Purchaser.

On September 9, 2014, the parties entered into an Amendment (the “Amendment”) to the RSA.  The Amendment, among other things, extends the termination date of the RSA from September 9, 2014 to September 9, 2015.

The Agent and an affiliate of the Agent are lenders under revolving credit agreements with Great Plains Energy, KCP&L and GMO aggregating to $1.25 billion.  Affiliates of the Agent serve as trustee or paying agent for $449 million of GMO’s secured and unsecured debt. The Agent and certain of its affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to Great Plains Energy, KCP&L and their affiliates in the ordinary course of business for which they have received and may in the future receive customary compensation.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1, and is incorporated by reference herein.

GMO Receivables Facility

GMO, GMO Receivables Company (“Receivables Company”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Agent”) and Victory Receivables Corporation (the “Purchaser”) are parties to a certain Receivables Sale Agreement, dated as of May 31, 2012 (the “RSA”).  Pursuant to the RSA and associated agreements, GMO sells all of its retail electric and steam accounts receivable to its wholly-owned subsidiary, Receivables Company, which in turn sells an undivided percentage ownership interest in the accounts receivable to the Purchaser.

On September 9, 2014, the parties entered into an Amendment (the “Amendment”) to the RSA.  The Amendment, among other things, extends the termination date of the RSA from September 9, 2014 to September 9, 2015.

The Agent and an affiliate of the Agent are lenders under revolving credit agreements with Great Plains Energy, KCP&L and GMO aggregating to $1.25 billion.  Affiliates of the Agent serve as trustee or paying agent for $449 million of GMO’s secured and unsecured debt.  The Agent and certain of its affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to Great Plains Energy, KCP&L and their affiliates in the ordinary course of business for which they have received and may in the future receive customary compensation.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2, and is incorporated by reference herein.

Item 7.01    Regulation FD Disclosure

On September 16, 2014, a representative of Great Plains Energy will participate on a webcast panel at Bank of America Merrill Lynch's 2014 Power and Gas Leaders Conference ("BAML Conference") which is scheduled for 11:45 a.m. - 12:25 p.m. Eastern Time on such date. The webcast will be available at www.greatplainsenergy.com. Representatives of Great Plains Energy will also meet with investors at the BAML Conference. Additionally, on September 17, 2014, a representative from Great Plains Energy will also participate on a panel and additional representatives will participate in meetings with investors at the 2nd Annual Wolfe Research Power and Gas Leaders Conference. A copy of the slides to be used in both conferences is attached hereto as Exhibit 99.1.

The presentation slides contain information regarding KCP&L. Accordingly, information in the presentation slides relating to KCP&L is also being furnished on behalf of KCP&L. The information under this Item 7.01 and in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information under this Item 7.01 and Exhibit 99.1 hereto shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise expressly indicated in such registration statement or other document.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Amendment dated as of September 9, 2014, to the Receivables Sales Agreement dated as of July 1, 2005, among Kansas City Power & Light Receivables Company, as the Seller, Kansas City Power & Light Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

10.2
First Amendment dated as of September 9, 2014, to the Receivables Sales Agreement dated as of May 31, 2012, among GMO Receivables Company, as the Seller, KCP&L Greater Missouri Operations Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

99.1	Investor Presentation (furnished and not deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Lori A. Wright
Lori A. Wright
Vice President – Investor Relations and Treasurer

Date: September 15, 2014

Exhibit Index

Exhibit No.	Description

10.1
Amendment dated as of September 9, 2014, to the Receivables Sales Agreement dated as of July 1, 2005, among Kansas City Power & Light Receivables Company, as the Seller, Kansas City Power & Light Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

10.2
First Amendment dated as of September 9, 2014, to the Receivables Sales Agreement dated as of May 31, 2012, among GMO Receivables Company, as the Seller, KCP&L Greater Missouri Operations Company, as the Initial Collection Agent, The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the Agent and Victory Receivables Corporation, as the Purchaser.

99.1	Investor Presentation (furnished and not deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended.)